                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No.   )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                          SOUTHERN MINERAL CORPORATION
                (Name of Registrant as Specified In Its Charter)
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:___________________________________________________________

     2) Aggregate number of securities to which transaction applies:___________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_______________________________________________________

     4)   Proposed maximum aggregate value of
          transaction:_______________________________________________________

     5)   Total fee
          paid:______________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:____________________________________________

     2)   Form, Schedule or Registration Statement No.:______________________

     3)   Filing Party:______________________________________________________

     4)   Date Filed:________________________________________________________

                          SOUTHERN MINERAL CORPORATION
                             500 Dallas, Suite 2800
                           Houston, Texas 77002-4708
                                  713/658-9444


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held May 14, 1997


     Notice is hereby given that the annual meeting of stockholders of Southern Mineral Corporation, a Nevada corporation (the "Company"), will be held on Wednesday, May 14, 1997, at 9:00 a.m., Houston, Texas time, at The DoubleTree Hotel, 400 Dallas, Houston, Texas, for the following purposes:

     1. To elect a Board of nine directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified;

     2. To appoint KPMG Peat Marwick LLP as auditors of the Company for the year ending December 31, 1997; and

     3. To consider and act upon such other business as may properly be presented to the meeting or any adjournment thereof.

     A record of stockholders has been taken as of the close of business on March 21, 1997, and only those stockholders of record on that date will be entitled to notice of and to vote at the meeting or any adjournment thereof. All stockholders of the Company are invited to attend the meeting. The Board of Directors, however, requests that you promptly sign, date and mail the enclosed proxy, even if you plan to be present at the meeting. If you attend the meeting, you can either vote in person or by your proxy. Please return your proxy in the enclosed, postage-paid envelope.

                                  By order of the Board of Directors,


                                         /s/ MARGIE EWALD
                                             MARGIE EWALD
                                               Secretary

April 21, 1997

                          SOUTHERN MINERAL CORPORATION
                             500 Dallas, Suite 2800
                           Houston, Texas 77002-4708
                                  713/658-9444

                                PROXY STATEMENT

         This Proxy Statement and the enclosed proxy are being mailed to stockholders of Southern Mineral Corporation, a Nevada corporation (the "Company"), commencing on or about April 25, 1997. The Company's Board of Directors is soliciting proxies to be voted at the Company's annual meeting of stockholders to be held in Houston, Texas on Wednesday, May 14, 1997 and at any adjournment thereof, for the purposes set forth in the accompanying notice.
The shares covered by a proxy, if such is properly executed and received prior to the meeting, will be voted in accordance with the directions specified thereon regarding election of directors, appointment of KPMG Peat Marwick LLP as auditors, and with respect to any other matters which may properly come before the meeting, in accordance with the judgment of the persons designated as proxies. A proxy may be revoked at any time before it is exercised by giving written notice to, or filing a duly executed proxy bearing a later date with, the Secretary of the Company, or by voting in person at the meeting. Management expects that the only matters to be presented for action at the meeting will be the election of directors and appointment of KPMG Peat Marwick LLP as auditors.

         At the close of business on March 21, 1997, the record date for determining the stockholders entitled to notice of and to vote at the meeting (the "Record Date"), there were outstanding and entitled to vote 9,100,832 shares of the Company's common stock, par value $.01 per share ("Common Stock"). Each share of Common Stock entitles the holder to one vote on all matters presented at the meeting.

         The Company will bear the costs of soliciting proxies in the accompanying form. In addition to solicitations by mail, a number of regular employees of the Company may solicit proxies in person or by telephone.

                             ELECTION OF DIRECTORS

NOMINEES

         At the meeting, nine nominees are to be elected to the Company's Board of Directors, each director to hold office until the next annual meeting of stockholders and until his successor is elected and qualified. Unless your proxy specifies otherwise or withholds authority to vote for one or more nominees named thereon and described below, it is intended that the shares represented by your proxy will be voted for the election of these nine nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named. If any nominee should become unavailable for election, your proxy may be voted for a substitute nominee selected by the Board, or the Board may be reduced accordingly. The Board is unaware of any circumstances likely to render any nominee unavailable.

                       Director Nominee         Director Since     Age              Position
                  ---------------------------   --------------     ---  -------------------------------
                  B. Travis Basham  . . . . .        1995           58              Director
                  Thomas R. Fuller  . . . . .        1995           49              Director
                  Robert R. Hillery . . . . .        1993           68              Director
                  E. Ralph Hines, Jr. . . . .        1985           68              Director
                  Howell H. Howard  . . . . .        1960           69    Director and Chairman of the
                                                                               Board of Directors
                  Steven H. Mikel . . . . . .        1995           45      Director, and President
                                                                          and Chief Executive Officer
                  James E. Nielson  . . . . .        1993           66              Director
                  Donald H. Wiese, Jr.  . . .        1995           54              Director
                  Spencer L. Youngblood . . .        1995           51              Director

         B. TRAVIS BASHAM has been, since 1988, a Manager of four Texas general partnerships operating under the Diverse name and headquartered in San Antonio, Texas, all of which are engaged in the oil and gas exploitation and production business (collectively, the "Diverse Partnerships"). Mr. Basham also has been President of Venucot, Inc., an oil and gas production and management company, since 1992. Mr. Basham is a certified public accountant with prior administrative and financial positions with New London, Inc. (1985-1986), Gulf Energy and Development Corp. (1976-1983), and Enserch (1959-1976).
Mr. Basham received a B.B.A. in accounting from Southern Methodist University.

         THOMAS R. FULLER has been a Manager of the Diverse Partnerships since 1990. Since 1980, he has been President of Wyogram Oil Company which is engaged in the oil and gas production business. He has been a vice president of Hillin Oil Company (1980-1986) and First City National Bank (1974-1980), and a drilling and reservoir engineer with Exxon Company, U.S.A. (1970-1974). He holds a B.S. in petroleum engineering from the University of Wyoming, and attended Louisiana State University's Graduate School of Banking.

         ROBERT R. HILLERY has served as President and Chief Executive Officer of The Links Group, Inc. ("LGI") since 1993. From 1984 until 1992, Mr. Hillery was Director and President of Gulf Exploration Consultants, Inc. ("GEC"). Both LGI and GEC are engaged in oil and gas exploration. He also has been a member of the Board of Trustees of Phillips University since 1982. Mr. Hillery graduated from Phillips University with a B.A. in Geology, Mathematics and Physics.

         E. RALPH HINES, JR. has been a Partner of Moon & Hines, an oil and gas exploration partnership, since 1972. Since 1982, he also has been a Director and Vice President of Moon-Hines-Tigrett Operating Co., Inc., an oil and gas operating company.

         HOWELL H. HOWARD has been Trustee of the Ehlco Liquidating Trust since January 1989 and was Chairman of the Board of Edward Hines Lumber Company from 1981 until its liquidation in January 1989. Mr. Howard has been Chairman of the Board of the Company since July 1981.

         STEVEN H. MIKEL has been the Company's President and Chief Executive Officer since January 1995. From May 1993 to December 1994, he was an independent consultant in the oil and gas industry, acting as a financial advisor to small and medium-sized independents in their capital formation activities. Mr. Mikel was a co-founder and served as the Managing Director of Resource Investors Management Company (RIMCO), an oil and gas investment management company, from October 1985 to April 1993. He began his career as a corporate finance attorney in Hartford, Connecticut, and moved into finance with Aetna Life and Casualty, where he specialized in natural resource industries. Mr. Mikel received his B.A. and J.D. degrees from Syracuse University and his M.B.A. from the University of Connecticut.

         JAMES E. NIELSON has held the position of President and Chief Executive Officer of Nielson & Associates, Inc. since 1992. From 1979 through 1992, he was President and Chief Executive Officer of JN Oil and Gas Company, an oil and gas exploration company. He has served as Director of the American Petroleum Institute, Rocky Mountain Oil and Gas Association and Shoshone First Bank since 1974, 1989 and 1992, respectively. Mr. Nielson has been President of Rocky Mountain Oil and Gas Association since 1993.

         DONALD H. WIESE, JR. has been, since 1988, a Manager of the Diverse Partnerships, and since 1980, has been President of Heathery Resources, Inc., an oil and gas consulting company. He was retained by Primary Fuels, Inc. to establish and manage its oil and gas acquisition program and was responsible for $240,000,000 in producing property acquisitions from 1981 to 1987. Mr. Wiese was President of Nord Petroleum Corporation from 1979 to 1981 and Vice-President of American Express' international oil and gas project financing group from 1976 to 1979. His technical training includes evaluation and appraisal experience as Vice President of DeGolyer and MacNaughton (1973-1976), and oil and gas operations with Texaco, Inc. (1965-1973). Mr. Wiese is a graduate of New Mexico State University and a Registered Professional Engineer.

         SPENCER L. YOUNGBLOOD has been a Manager of the Diverse Partnerships since 1990 and President of Kona, Inc., an oil and gas production company, since 1992. From 1984 to 1990, he was Senior Vice President with Geodyne Resources, Inc. where he directed more than $200,000,000 in acquisitions. Mr. Youngblood began his career at Aminoil in 1975 and worked with Gulf Energy and Development Corp. from 1981 to 1984. He earned a B.S. in Petroleum Engineering from Louisiana State University and an M.B.A. from Florida Technological University.

BOARD AND COMMITTEE ACTIVITY, STRUCTURE AND COMPENSATION

         The Company's operations are managed under the broad supervision and direction of the Board of Directors, which has the ultimate responsibility for the establishment and implementation of the Company's general operating philosophy, objectives, goals and policies. Pursuant to delegated authority, certain Board functions are discharged by four of the Board's standing committees, the Executive, Audit, Compensation, and Nominating Committees. Members of each committee for a given year are selected by the Board following the annual stockholders' meeting. During the fiscal year ended December 31, 1996, the Company's Board of Directors held five meetings. In 1996, each incumbent member of the Board attended or participated in at least 75% of the aggregate number of (i) Board meetings and (ii) committee meetings held by all committees of the Board on which he served.

         The Executive Committee was established during 1996 and is authorized to exercise, to the extent permitted by law, the power of the full Board of Directors when a meeting of the full Board is not practicable or necessary. The Executive Committee held two meetings during 1996. Its current members are Steven H. Mikel, Thomas R. Fuller and Donald H. Wiese, Jr.

         The Audit Committee recommends to the Board the independent accountants of the Company, reviews the Company's annual report on Form 10-KSB, reviews the Company's internal controls and accounting operations, and reviews any transactions of the Company in which management or controlling persons of the Company have an interest. Other matters which the Audit Committee reviews with the Company's independent accountants include financial policies and practices; the arrangement, scope and results of the annual audit; and the independent accountants' findings and recommendations relating to the Company's accounting practices, internal controls and accounting procedures. The Audit Committee held one meeting during 1996. Its current members are B. Travis Basham, Robert R. Hillery, E. Ralph Hines, Jr. and James E. Nielson.

         The Compensation Committee is responsible for formulating and adopting or recommending to the Board executive compensation plans and policies, including those relating to incentive compensation and benefits. This Committee also supervises the administration of all employee benefit and executive compensation programs, including the establishment of specific criteria against which executive officers' annual performance-based compensation is measured. Compensation Committee decisions regarding aggregate executive compensation, corporate performance goals relating to incentive compensation, and the Chief Executive Officer's compensation are subject to approval by the Company's Board. The Compensation Committee held one meeting during 1996. Its current members are Howell H. Howard, E. Ralph Hines, Jr. and James E. Nielson.

         The Nominating Committee is responsible for considering and nominating candidates for election as directors. This Committee will consider nominees submitted by stockholders. Stockholders who wish to suggest individuals for possible future consideration for Board positions should direct recommendations to the Nominating Committee at the Company's principal offices. The Nominating Committee held one meeting during 1996. Its current members are E. Ralph Hines, Jr., Thomas R. Fuller, Howell H. Howard, James E. Nielson and Spencer L. Youngblood.

         In March 1995, the Board of Directors adopted the 1995 Non-Employee Director Compensation Plan ("1995 Plan") which was effective through March 1997. Under the 1995 Plan during 1996, each non-employee director of the Company was issued 1,000 shares of Common Stock for each of the three Board meetings he attended which were not held by telephone conference. No retainer or other compensation for serving as a director of the Company was paid during 1996. The Company also reimburses each director for his actual and necessary expenses reasonably incurred in connection with attending meetings of the Board and its committees. In April 1997, the Board of Directors adopted the 1997 Non-Employee Director Compensation Plan ("1997 Plan") which is effective through May 2002. Under the 1997 Plan, non-employee directors will continue to be compensated with 1,000 shares of Common Stock for each Board meeting attended (excluding telephonic meetings). Effective 1997, directors will be paid $400 for each telephonic meeting of the Board attended, and $300 for each committee meeting attended, including telephonic meetings.

                APPOINTMENT OF KPMG PEAT MARWICK LLP AS AUDITORS

         The Board of Directors recommends to stockholders the certified public accounting firm of KPMG Peat Marwick LLP as the Company's independent accountants and to audit the Company's financial statements for the year ending December 31, 1997.

         Grant Thornton LLP has served as the Company's independent accountants since 1992. The Board of Directors annually considers selection of the Company's independent accountants, and has determined not to engage Grant Thornton LLP for 1997. Management has had no disagreement with Grant Thornton LLP on any material matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Grant Thornton LLP's report on the Company's financial statements for 1995 and 1996 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         The Company anticipates that representatives of Grant Thornton LLP will attend the annual meeting of stockholders, may make a statement if they desire to do so, and will be available to respond to appropriate questions concerning the Company's financial statements. The Company also anticipates that representatives of KPMG Peat Marwick LLP will attend the annual meeting, may make a statement if they desire to do so, and will be available to answer appropriate questions.

         The Board of Directors has the authority to appoint the Company's auditors and has chosen to involve the stockholders in this appointment process. If the stockholders do not approve the appointment of KPMG Peat Marwick LLP, the Board will reconsider the selection of the Company's auditors and notwithstanding the stockholders' lack of approval, may elect to appoint KPMG Peat Marwick LLP as auditors of the Company for the year ending December 31, 1997.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPOINTMENT OF KPMG PEAT MARWICK LLP AS AUDITORS.

                                   MANAGEMENT

EXECUTIVE OFFICERS

         The executive officers of the Company serve at the pleasure of the Board of Directors and are subject to annual appointment by the Board. The Company has the following four executive officers:

         Howell H. Howard, is Chairman of the Board of Directors and a director of the Company. Further information regarding Mr. Howard is provided above under "Election of Directors--Nominees."

         Steven H. Mikel is President and Chief Executive Officer, and a director of the Company. Further information regarding Mr. Mikel is provided above under "Election of Directors--Nominees."

         James H. Price, age 47, joined the Company in March 1996 and is its Vice President-Finance and Treasurer. He has more than 20 years of experience in the oil and gas finance industry, beginning his career in 1974 in the Energy Department of First City National Bank (Houston). Since then he was Chief Financial Officer of each of publicly-held Matagorda Drilling and Exploration Company from March 1980 to September 1984 and Alliance Well Service, Inc. from September 1984 to May 1988. He was Senior Vice President-Finance of publicly-held TGX Corporation from May 1988 to January 1990, and has been a director and president of each of privately-held Fannin Energy Inc. and Grover
G. Stanford Oil Company, L.L.C. since January 1990 and January 1994, respectively. Mr. Price holds a B.B.A. in Finance from the University of Houston.

         John A. Walker, 47, has been Vice President-Exploration of the Company since January 1996. He has 21 years of petroleum exploration and production experience with major and independent companies, most recently as Exploration Manager of Stone & Webster Oil Company, Inc. from January 1994 to December 1995, and as an independent geological/geophysical consultant from March 1987 to December 1993. Mr. Walker received a B.S. in Geology (1972) and an M.S. in Geology (1975) from Ohio University. Mr. Walker is an AAPG Certified Petroleum Geologist, No. 4378.

EXECUTIVE COMPENSATION

         The following table reflects all forms of compensation for Steven H. Mikel's services to the Company during the years ended December 31, 1996 and December 31, 1995, his first year of employment by the Company. No other executive officer received salary and bonus which exceeded $100,000 in 1996 or 1995.

                           SUMMARY COMPENSATION TABLE

                                                                                  Long Term Compensation
                                                                             ---------------------------------
                                                Annual Compensation                   Awards           Payouts
                                        ------------------------------------ ------------------------ --------
                                                                                          Securities
                                                                              Restricted  Underlying                  All
                                                               Other Annual     Stock      Options/     LTIP         Other
  NAME AND PRINCIPAL POSITION      Year    Salary      Bonus   Compensation    Awards($)    SARs(#)    Payouts   Compensation
  ----------------------------     ----    ------      -----   ------------    ---------    -------   --------   ------------
  Steven H. Mikel                  1996   $125,750    $50,000       --            --      10,000 (1)    --       $5,620 (2)(3)
   President and Chief             1995   $120,000    $10,000       --            --        --          --         $510 (3)
   Executive Officer               1994      --          --         --            --        --          --           --

-----------------
(1)      See "--Option Grants" below.
(2) Includes $4,750 contributed by the Company for Mr. Mikel's account in the Company's Simplified Employee Pension Plan in which substantially all of the Company's employees are eligible to participate.
(3) Consists of the value ($870 for 1996 and $510 for 1995) computed in accordance with Internal Revenue Service guidelines for premiums paid on term life insurance exceeding $50,000 in coverages. Substantially all employees of the Company are covered by term life insurance policies.

OPTIONS GRANTS

         The following table sets forth additional information with respect to a stock option granted to Steven H. Mikel on February 22, 1996 under the Company's 1996 Stock Option Plan. The option fully vested on August 23, 1996.

                                              NUMBER OF        % OF TOTAL
                                              SECURITIES         OPTIONS
                                              UNDERLYING       GRANTED TO     EXERCISE OR
                                             OPTIONS/SARS       EMPLOYEES      BASE PRICE     EXPIRATION
                           NAME               GRANTED(#)        IN 1996        ($/SHARE)         DATE
                 ---------------------     --------------    -------------   -------------- ------------
                 Steven H. Mikel . . .      10,000           7.4% (1)         $1.50 (2)        2/22/06

----------------------
(1) Based upon 130,000 and 5,313 shares issuable upon exercise of options granted in 1996 under the Company's 1996 Stock Option Plan and 1996 Employee Stock Purchase Plan, respectively.
(2) This exercise price of $1.50 per share was the last sales price for the Common Stock on February 21, 1996, as reported in the consolidated reporting system for NASDAQ SmallCap issues.

OPTION EXERCISES AND YEAR-END VALUES

         The following table sets forth information regarding unexercised options to purchase shares of Common Stock granted by the Company to Mr. Mikel who did not exercise any Common Stock options during 1996.

                                      Number of Securities Underlying           Value of Unexercised In-the-Money
               Name            Unexercised Options/SARs at December 31, 1996  Options/SARs at December 31, 1996(2)
     ------------------------  ---------------------------------------------  ------------------------------------
                                  Exercisable               Unexercisable        Exercisable        Unexercisable
                               -----------------         -----------------     -----------------    ---------------
          Steven H. Mikel         460,000 (1)              0                      $2,237,500             0

-------------------
(1) Includes 450,000 shares issuable upon exercise of an option granted in December 1994, at an exercise price of $1.00 per share, and 10,000 shares issuable upon exercise of an option granted in February 1996, at an exercise price of $1.50 per share.
(2) Based upon the last sales price of $5.875 per share on December 31, 1996, as reported in the consolidated reporting system for NASDAQ SmallCap issues.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of March 31, 1997 the number of shares of the Company's Common Stock owned by each director and director nominee of the Company, executive officer named in the Summary Compensation Table above, and all of the Company's directors and executive officers as a group. Based on publicly-available filings with the Securities and Exchange Commission, the Company knows of no person, other than the directors, nominees and executive officers listed below, who is the holder of more than five percent of its voting securities. Unless otherwise indicated, each holder has sole voting and investment power with respect to the shares of Common Stock owned by such holder, and is a United States citizen.

                                                                            Amount and        Percent
                                                                             Nature of          of
                                Name of Beneficial Owner               Beneficial Ownership    Class
                   -------------------------------------------------- --------------------------------
                   B. Travis Basham  . . . . . . . . . . . . . . . .          513,807 (1)       5.6%
                   Thomas R. Fuller  . . . . . . . . . . . . . . . .          514,807 (2)       5.6%
                   Robert R. Hillery . . . . . . . . . . . . . . . .           57,774 (3)       0.6%
                   E. Ralph Hines, Jr. . . . . . . . . . . . . . . .           47,750 (4)       0.5%
                   Howell H. Howard  . . . . . . . . . . . . . . . .          565,917 (5)       6.2%
                   Steven H. Mikel . . . . . . . . . . . . . . . . .          515,000 (6)       5.4%
                   James E. Nielson  . . . . . . . . . . . . . . . .           21,000 (7)       0.2%
                   Donald H. Wiese, Jr.  . . . . . . . . . . . . . .          532,307 (8)       5.8%
                   Spencer L. Youngblood . . . . . . . . . . . . . .          508,807 (9)       5.5%
                   All Directors and Officers as a group (11 persons)       3,279,227(10)      33.1%

-----------------
(1) Includes 376,985 shares held by Venucot, Inc., a corporation controlled by Mr. Basham, and 7,924 and 69,576 shares issuable upon exercise of presently exercisable options held by Mr. Basham and Venucot, Inc., respectively.

(2) Includes 376,985 shares held by Michmatt, Inc., a corporation controlled by Mr. Fuller, and 7,924 and 69,576 shares issuable upon exercise of presently exercisable options held by Mr. Fuller and Michmatt, Inc., respectively.

(3) Includes 43,878 shares issuable upon exercise of a presently exercisable option.

(4)      Includes 41,750 shares owned by Mr. Hines' wife.

(5) Includes 379,133 shares held in trusts of which Mr. Howard or his wife is a co-trustee and shares voting and dispositive power, and 13,988 shares owned by Mr. Howard's wife.

(6) Includes 460,000 shares issuable upon exercise of presently exercisable options.

(7) Includes 17,000 shares held by Nielson & Associates, Inc., a corporation controlled by Mr. Nielson.

(8) Includes 394,485 shares held by DHW Energy, Inc. a corporation controlled by Mr. Wiese, and 7,924 and 69,576 shares issuable upon exercise of presently exercisable options held by Mr. Wiese and DHW Energy, Inc., respectively.

(9) Includes 376,985 shares held by Kona, Inc., a corporation controlled by Mr. Youngblood, and 7,924 and 69,576 shares issuable upon exercise of presently exercisable options held by Mr. Youngblood and Kona, Inc., respectively.

(10) Includes 813,878 shares issuable upon exercise of presently exercisable options. Excludes 141,125 shares issuable upon exercise of options which are not presently exercisable.

CERTAIN TRANSACTIONS

         Acquisition of Diverse Production Co. On April 6, 1995, the Company consummated the transactions contemplated by an Exchange Agreement ("Exchange Agreement") executed March 2, 1995 by and among Diverse Production Co., a Texas corporation since renamed SMC Production Co. ("DPC"), the stockholders of DPC and the Company. Pursuant to the Exchange Agreement, the Company acquired all of DPC's outstanding capital stock in consideration for issuing to DPC's stockholders an aggregate of 2,193,919 shares of Common Stock and options to acquire an additional 325,000 shares of Common Stock at any time before April 7, 2000 at an exercise price of $1.25 per share. The last sales price for the Common Stock on April 5, 1995 as reported in the consolidated reporting system for NASDAQ SmallCap Issues was $.9375. As part of the transactions contemplated by the Exchange Agreement, the Company has registered under the Securities Act the resale of Common Stock acquired by DPC's former stockholders pursuant thereto. DPC's former stockholders include Messrs. B. Travis Basham, Thomas R. Fuller, Donald H. Wiese, Jr. and Spencer L. Youngblood, each of whom became a director of the Company effective April 6, 1995.

         DPC's primary asset is its 15% general partner interest in Diverse GP III, a Texas general partnership ("DGP III") which acquires, explores for, develops and produces oil and natural gas. A non-operator, DGP III's principal assets are its working and royalty interests in oil and gas properties located in 11 of the continental United States, primarily in Texas, Louisiana and Oklahoma, and the Gulf of Mexico. DGP III's general partners other than DPC and their respective general partner interest in DGP III include Venucot, Inc. (controlled by Mr. Basham) (20.659% interest), Michmatt, Inc. (controlled by Mr. Fuller) (20.367% interest), DHW Energy, Inc. (controlled by Mr. Wiese) (20.659% interest), and Kona, Inc. (controlled by Mr. Youngblood) (20.659% interest). During 1996, DGP III made distributions of $474,750 to DPC in its capacity as a partner of DGP III.

         In connection with his efforts in initiating the transactions contemplated by the Exchange Agreement, Robert R. Hillery, a director of the Company, was granted a non-qualified stock option on April 6, 1995 exercisable at any time before April 7, 2000 to purchase 43,878 shares of the Company's Common Stock at $1.00 per share.

         Southern Links Group Joint Venture. Effective October 1, 1995, the Company formed the "Southern Links Group" joint venture with The Links Group, Inc., a Texas corporation controlled by Mr. Hillery ("LGI"). The venture is managed by the Company and was formed to jointly develop exploration prospects in the shallow offshore Texas state waters. The joint venture is structured to define, develop and market exploration prospects in this area to industry participants. In consideration of two-dimensional seismic studies and other data which LGI contributed to the venture, and LGI's personnel and efforts to pursue the venture's objectives, the Company paid LGI $75,000 in October 1995. The Company has agreed to pay all third party costs of the venture, including the purchase price of prospects. Any proceeds from the sale of prospects or oil and gas from such prospects is distributed 100% to the Company until it receives an amount equal to the return of its invested capital, after which time all such proceeds and property interests, if any, are to be distributed 75% to the Company and 25% to LGI. The initial term of the venture agreement expires on December 31, 1997 and generally automatically renews annually thereafter until either party gives notice of termination at least 60 days before the end of the calendar year.

         Participation Arrangement. The Company and other industry participants typically enter into a standard form of operating agreement on each prospect in which the Company participates. Pursuant to the terms of such an agreement, one of the other participating third parties is elected as operator and conducts the operations which include, but are not limited to, the drilling and completing of wells and the operating of producing wells. The Company participates in the Hub Field, which is operated by Moon-Hines-Tigrett Operating Co., Inc., a corporation controlled by director E. Ralph Hines, Jr. During the year ended December 31, 1995, the Company's share of costs for the Hub Field amounted to $68,000 and related revenues were $25,000.

                                 OTHER MATTERS

REQUIRED VOTE

         Only holders of Common Stock as of the Record Date will be entitled to vote in person or by proxy at the meeting. A majority of issued and outstanding shares of Common Stock as of the Record Date represented at the meeting in person or by proxy will constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Provided that a quorum is present at the meeting, (i) the nine director nominees who receive the greatest number of votes cast for election by stockholders entitled to vote therefore will be elected directors, and (ii) the affirmative vote for approval of appointment of KPMG Peat Marwick LLP as auditors by a majority of shares entitled to vote thereon and present in person or by proxy will constitute stockholder approval thereof. Votes withheld in connection with the election of one or more director nominees will not be counted as votes cast for such individuals. Abstentions and broker non-votes with respect to KPMG's appointment will have the same effect as a vote against approval thereof.
Votes will be tabulated and the results will be certified by the inspector of election who is required to resolve impartially any interpretive questions as to the conduct of the vote. In tabulating votes, a record will be made of the number of shares (i) voted for each nominee, (ii) with respect to which authority to vote for each nominee has been withheld, (iii) voted for, against and abstaining from approval of KPMG Peat Marwick's appointment, and (iv) present at the meeting but not voting. Under Nevada law, stockholders will have no appraisal or similar dissenters' rights with respect to action on the appointment of KPMG Peat Marwick.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under Section 16(a) of the Exchange Act, directors, certain officers, and beneficial owners of 10% or more of the Company's Common Stock ("Reporting Persons") are required from time to time to file with the Securities and Exchange Commission reports of ownership and changes of ownership. Reporting Persons are required to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of forms and written representations received from Reporting Persons by it with respect to the year ended December 31, 1996, the Company believes that all filing requirements applicable to the Company's officers, directors and greater than 10% stockholders have been met.

STOCKHOLDER PROPOSALS

         Management anticipates that the Company's 1998 annual stockholders meeting will be held during May 1998. Any stockholder who wishes to submit a proposal for action to be included in the proxy statement and form of proxy relating to the Company's 1998 annual stockholders meeting must submit the proposal to the Company on or before December 31, 1997. Any such proposals should be timely sent by certified mail, return receipt requested, to the Secretary of the Company, 500 Dallas, Suite 2800, Houston, Texas 77002.

AVAILABILITY OF ANNUAL REPORT

         The Company is including herewith a copy of its annual report on Form 10-KSB for the fiscal year ended December 31, 1996, which has been filed with the Securities and Exchange Commission in Washington, D.C.

                                  By order of the Board of Directors,


                                           /s/MARGIE EWALD
                                              MARGIE EWALD
                                                Secretary
April 21, 1997

                          SOUTHERN MINERAL CORPORATION

           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14, 1997

         The undersigned hereby appoints Howell H. Howard and Steven H. Mikel, and each of them, either one of whom may act without joinder of the other, each with full power of substitution and ratification, attorneys and proxies of the undersigned to vote all shares of Southern Mineral Corporation which the undersigned is entitled to vote at the annual meeting of stockholders to be held at The DoubleTree Hotel, 400 Dallas, Houston, Texas on Wednesday, May 14, 1997 at 9:00 a.m., Houston, Texas time, and at any adjournment thereof.





                    (TO BE VOTED AND SIGNED ON REVERSE SIDE)

                       PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                          SOUTHERN MINERAL CORPORATION

                                  MAY 14, 1997



                Please Detach and Mail in the Envelope Provided


A [x] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

                  FOR election          WITHHOLD authority to   NOMINEES: B. Travis Basham
                  (except as            vote for all nominees             Thomas R. Fuller
                  indicated below)      listed at right                   Robert R. Hillery
 1.  ELECTION OF                                                          E. Ralph Hines, Jr.
      DIRECTORS               [ ]            [ ]                          Howell H. Howard
                                                                          Steven H. Mikel
                                                                          James E. Nielson
                                                                          Donald H. Wiese, Jr.
                                                                          Spencer L. Youngblood

INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the line below.

________________________________________________________________________________

                                                                                            FOR     AGAINST  ABSTAIN
     2.  Appointment of KPMG Peat Marwick as auditors for year ending December
         31, 1997.                                                                          [ ]       [ ]      [ ]

     3. In their discretion, upon such other matters (including procedural and other matters relating to the conduct of the meeting) which may properly come before the meeting and any adjournment thereof.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE
         HEREON.  IF NO CONTRARY SPECIFICATION IS MADE, THEN THIS PROXY WILL BE
         VOTED FOR THE ELECTION OF THE NINE DIRECTOR NOMINEES NAMED IN ITEM 1
         AND FOR EACH OF THE PROPOSALS IDENTIFIED IN ITEMS 2 AND 3.

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL
         MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT FURNISHED HEREWITH.
         PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED,
         PRE-ADDRESSED STAMPED ENVELOPE.



Signature(s) of Stockholder ________________________________________________ Dated this ____ day of _____________, 1997

Note:    Please sign exactly as your name appears on your stock certificate. When signing as executor, administrator, trustee or other representative, please give your full title.  All joint owners should sign.